EXHIBIT 32.1

                                  CERTIFICATION

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                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Warp 9, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2009 (the "Report") I, Harinder Dhillon, Chief Executive Officer and President of the Company, certify, pursuant to 18USC ss.ss.1350, as adopted pursuant to ss.ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

                  (1)      The Report fully  complies with the  requirements  of
                           Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2)      The  information   contained  in  the  Report  fairly
                           presents, in all material respects, the financial condition and results of operations of the Company.



Date: February 18, 2010

                             By: \s\Harinder Dhillon
                             ---------------------------------------------------
                             Harinder Dhillon, Chief Executive Officer
                             and President
                             (Principal Executive Officer)


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.